Exhibit 99.1

AIkido Pharma Inc. DEVELOPING AND COMMERCIALIZING INNOVATIVE DRUG PLATFORMS FOR IMPROVING ANTICANCER AND ANTIVIRAL THERAPIES NASDAQ: AIKI April 2021

Safe Harbor This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securi ties Litigation Reform Act of 1995. These statements are identified by the use of words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “may”, “co ntinue”, “predict”, “potential” and similar expressions that are intended to identify forward - looking statements. Such statements involve known and unknown risks, uncertain ties and other factors that could cause the actual results of AIkido Pharma, (“ AIkido ” or “the Company”) to differ materially from the results expressed or implied by such statements, including changes to anticipated sources of revenues, future economic and competitive conditions, difficulties in developing the Compan y’s technology platforms, retaining and expanding the Company’s customer base, fluctuations in consumer spending on the Company’s products and other factors. Acc ord ingly, although the Company believes that the expectations reflected in such forward - looking statements are reasonable, there can be no assurance th at such expectations will prove to be correct. The Company disclaims any obligations to publicly update or release any revisions to the forward - looking informa tion contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occ urr ence of unanticipated events except as required by law. NASDAQ: AIKI 2

Our Company: NASDAQ: AIKI 3 Company Strategy: Develop drugs to a stage of a profitable value inflection point Licensed Technology: • Preferably developed in academia at Universities or Medical Schools • Robust preliminary data to treat cancer or viral infection • Strong IP filings and/or issued patents • Engaged inventors Core Competencies: • Our Scientif ic Advisory Board, which includes the inventors of our technologies who provide specific expertise and input • Contract manufacturing organization (CMO) for manufacturing, formulation, optimization • Chemistry, manufacturing, controls (CMC) expert for oversight of CMO, ensuring quality per FDA regs, developing chemistry research plan and formulation development • Regulatory experts to assist in pursuing the FDA’s 505(b)(2) approval pathway

Our Investment Highlights • We are currently partnering with universities to treat various cancers and viral infections • Strong Balance Sheet: Over $100 Million in cash as of March 1, 2021 - No Debt • Anti - Cancer: DHA - dFdC (Gem - DHA) for oral and/or IV cancer treatment licensed from UT at Austin: • Global gemcitabine market expected to reach >$900M by 2027 • CAGR of nearly 7% from 2019 to 2027 Source: Transparency Market Research Synergistic dual drug radiotherapy for prostate cancer from Weill Cornell Medical School • The global prostate cancer treatment market size was valued at $6,887 million in 2018. • P rojected to reach $9,904 million by 2026, registering a CAGR of 4.6% from 2019 to 2026. Source: Allied Market Research • Anti - Viral: Pan - Viral Drug Design licensed from University of Maryland at Baltimore: • Preliminary proof of concept against coronavirus, flu, Ebola and others • Global flu drug market alone p rojected to reach $993.7M by 2026, with a CAGR of 2.2% Source: Fortune Business Insights NASDAQ: AIKI 4

Anticancer Therapy DHA-dFdC (Gem-DHA)

AIkido PHARMA

Licensed to drug and a potentially next-generation oral delivery system

- Gem-DHA drug patent recently issued; expires 2035
- Higher activity than gemcitabine
- Safety profile promising in mice
- Greatly reduces drug resistance
- Concentrates in pancreas, PC may be lead indication
- Robust published mouse data:
  - Naguib *et al.* (2016) *NeoPlasia* 18:33-48
  - Valdes *et al.* (2017) *Pharm. Res.* 34:1224-1232
  - Valdes *et al.* (2019) *Int. J. Pharm.* 570:118609
  - Valdes *et al.* (2020) *AAPS PharmSciTech* 21:77
- Solid lipid nanoparticles (SLNs) potential next-generation oral delivery
- Oral formulation patent application filed in June 2020

Docosahexaenoic Acid (DHA)
Allows for oral formulation using SLNs

Gemcitabine
FDA approved for:
Breast Cancer
NSCL Cancer
Ovarian Cancer
Pancreatic Cancer


O
HN
N
N
O
O
HO
HO
F
F

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Anticancer Therapy DHA - dFdC (Gem - DHA) NASDAQ: AIKI 6 Ongoing Work: • Collaborating with Parimer Scientific in South Carolina to manufacture drug to FDA quality • Site certified for ISO 9001 quality control • Manufacture of DHA - dFdC as taught in literature successfully replicated • Product produced at high yield • Scale up manufacturing procedure currently being validated • Manufacture of small batch for trial testing currently underway • Dose f ormulation development to begin thereafter; both oral and IV formulations pursued in parallel • Limited animal testing to begin in the latter stages of formulation development • Will hire on contract research organization (CRO) for animal testing soon

Synergistic Dual Radiotherapy for Prostate Cancer

- We have purchased an ownership interest in Convergent Therapeutics, Inc., which has licensed rights to this technology. See 2/3/21 Form 8-K at https://ir.aikidopharma.com/sec-filings/
- Developed under the direction of Dr. Neil Bander at Weill Cornell Medicine
- This novel treatment uses two radioactive molecules to target PSMA receptor on cancer cells
  - Antibody (CONV 01) and small molecule (PSMA I&T) both attached to radioisotopes
  - Both drugs bind to receptor simultaneously and noncompetitively
  - Non-overlapping biodistributions-reduces additive damage
  - CONV 01 (a.k.a. J591) antibody causes internalization of both drugs
- Phase 1, 2a Single Ascending Dose CONV 01-α completed
- Phase 1b/2a Multiple Ascending Dose CONV 01-α ongoing
- Convergent is currently planning additional advanced human trials:
  - Phase 1b/2a with the combination of CONV 01-α and PSMA I&T-β;
  - Phase 2b with the combination of PSMA I&T-β ± CONV 01-α, and
  - Phase 1b/2a with PSMA I&T-α ± CONV 01-α (both drugs with ^{225}Ac, the α-particle emitter)
- Novartis recently announced positive Phase III data on very similar small molecule


PSMA
mAb
SML

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Synergistic Dual Radiotherapy for Prostate Cancer NASDAQ: AIKI 8 Non - overlapping Biodistributions Synergistic Effect In Radioisotope Uptake In Reduction of Tumor Volume

UMB Antiviral Program

AIkido PHARMA

UNIVERSITY of MARYLAND BALTIMORE

Pan-Viral Treatment Design – Corona, Influenza, Ebola

- In collaboration with UMB, we have exclusively licensed and funded an SRA to discover new computer-designed panviral treatments
- License includes three patent applications covering several lead candidates
- Nonprovisional patent applications filed in 2019 and 2020
- Currently collaborating with UMB to optimize licensed candidates
- Additional lead compounds encompassed by license recently identified
- Lead scientist is well-known virologist Matthew B. Frieman, Ph.D.
  - Dr. Frieman is working to identify novel and repurposed drugs, antibodies and vaccines for Influenza virus, SARS-CoV, MERS-CoV and SARS-CoV-2 inhibition
  - Data on first lead compounds was recently published at:

  Weston *et al.* (2020) The SKI complex is a broad-spectrum, host-directed antiviral drug target for coronaviruses, influenza, and filoviruses *PNAS* 117 (48) 30687-30698, https://doi.org/10.1073/pnas.2012939117

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UMB Antiviral Program

Pan-Viral Treatment Design – Corona, Influenza, Ebola

- SKI complex ID'd as a potential broad-spectrum antiviral target
- Initial data suggested functional link between viral proteins and SKI
- Computer modeling ID'd potential drug binding pockets on SKI
- Computer modeling to design compounds to bind SKI pockets
- Screening ID'd specific compounds that inhibit various viruses
- Inhibited viruses include influenza, Ebola and Corona



SKI complex
RNA substrate
Ski2
Ski8
Ski3
Ski8
Ski7
Exosome
The SKI complex and the exosome form a joint substrate channel that shunts RNA from the helicase to the nuclease activity.

Sources: https://www.microbiologyresearch.org/content/journal/acmi/10.1099/acmi.ac2020.po0018

Weston et al. (2020) see previous slide

See also https://www.prnewswire.com/news-releases/aikido-pharma-inc-announces-key-progress-in-computational-approaches-to-identify-virus-treatments-including-coronavirus-301091089.html

Source: https://www.cell.com/fulltext/S0092-8674(13)00888-X

Cell 2013 154814-826 DOI: (10.1016/j.cell.2013.07.017)

Halbach et al. (2013) "The Yeast Ski Complex: Crystal Structure and RNA Channeling to the Exosome Complex" *Cell* 154:814-826

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UK G4-1 for Solid Tumor Treatment

- Right to license and SRA to study 30-day survival in mice vs. competitor drugs
- Right to license lasts until 45 days after results reported to us under SRA (extendable)
- Computer-designed drug isolated from ~340,000 candidates
- Effective against solid tumors, unlike competitors
- Excellent metabolic stability profile relative to competitors
- Works in cancers already resistant to competitor drugs
- Patent subject to our Option expires 2035
- Synthesis of drug to use in 30-day study almost complete



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G4-1



Animal No
Treatment
1
2
3
4
5
Control
Carfilzomib
G4-1

Source: https://pubs.acs.org/doi/10.1021/jm501344n

Miller *et al.* (2015) *J. Med. Chem 68:2036-41*

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Wake Forest’s KPC34 for AML and ALL NASDAQ: AIKI 12 • Licensed to KPC34 for treatment of Acute Myeloid Leukemia (AML) and Acute Myeloid Leukemia (ALL) • Small target patient populations: AML ~21K new/ yr and ALL ~6K/ yr : • Eligible for Orphan Drug Designation, providing 7 years market exclusivity • KPC34 also based on gemcitabine, like UT’s DHA - dFdC Other Programs Silo Pharma - Psylocybin Treatment in Cancer Patients • Silo recently granted us a worldwide exclusive, sublicensable, royalty - bearing license to four patent applications relating to delivering psilocybin directly to neuroinflamed tissue • Field of use includes “treatment of cancer and symptoms caused by cancer, including but not limited to pain, nausea, neuroinflammation, brain and neural dysfunction, depression, seizures, confusion, dizziness, numbness/tingling, dysfunction of the senses and all other symptoms that are caused by cancer of any type.” • Currently seeking partners in academia to test in animal models.

Capital Structure Cap Table Common Stock 88,881,863 Warrants 5,239,231 1 Options 384,304 Convertible Preferred Stock 688 NASDAQ: AIKI 13 Clean Capital Table Outstanding Warrants & Preferred Stock Share price $1.33 52 - week range $0.47 - $5.46 Market Cap $118.21M As of March 1, 2021 Total Fully Diluted Shares 94,530,369 As of March 1, 2021 1 The weighted average exercise price for warrants is $3.08 (as of 3/1/21) Cash and Cash Equivalents ~$102,000,000.00

Scientific Advisory Board NASDAQ: AIKI 14 Zhengrong (Rong) Cui Professor and Alfred and Dorothy Mannino Fellow in Pharmacy at The University of Texas at Austin (UT Austin), College of Pharmacy, Division of Molecular Pharmaceutics and Drug Delivery. Scott Tagawa Scott T. Tagawa, MD, MS, FACP is a Professor of Medicine & Urology at Weill Cornell Medicine, and an Attending Physician at New York - Presbyterian – Weill Cornell Medical Center. Andreas Typaldos Mr. Typaldos, a veteran IT entrepreneur, is CEO of Petra Acquisition, a life sciences company (with a recent $73M Nasdaq IPO); Executive Chairman of Melontus , a holding company in Digital Health, CLOUD, Enterprise Software, Communications, and AI; as well as AI Advisory Board Member at AIkido Pharma. Neil H. Bander, M.D. Director of Urologic Oncology Research and Bernard and Josephine Chaus Professor of Urological Oncology at Weill Cornell Medicine. See https://aikidopharma.com/scientific - advisory - board/ for full background information

Contacts NASDAQ: AIKI 15 Company Contact Anthony Hayes , CEO Aikido Pharma Inc. Tel 703.992.9325 | www.aikidopharma.com Investor Relations Brett Maas , Managing Director Hayden IR Tel 646.536.7331 | www.haydenir.com